LanzaTech to Form New Joint Venture and Launch Spin-Out of LanzaX Business, and Appoints Interim CFO of LanzaTech Announces intent to spin out and form a growth-oriented joint venture for LanzaX, the Company’s differentiated synthetic biology platform, with Tharsis Capital joining as new LanzaX strategic partner to accelerate financing for the synbio development pipeline Appoints new Interim Chief Financial Officer of LanzaTech to streamline biorefining platform growth priorities and heighten focus on cost reductions CHICAGO, January 21, 2025 – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or “the Company”), the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein, today announced its intent to form LanzaX, a business unit dedicated to its wholly-owned synthetic biology platform. LanzaTech intends to spin out LanzaX from its core biorefining business as a joint venture with Tharsis Capital LLC (“Tharsis Capital”) in the coming months. The Company also announced the appointment of Mr. Justin Pugh as Interim Chief Financial Officer of LanzaTech, who will succeed Mr. Geoff Trukenbrod, effective immediately. LanzaTech Strategic Joint Venture and Launch of LanzaX Spin-Out The formation and proposed spin-out of LanzaX, which is comprised of the Company’s proprietary synthetic biology and strain engineering (“synbio”) platform and associated employees, is a strategic move that aims to accelerate project development, while enabling a sharper focus on the growth priorities of the Company’s core biorefining operations, including its Sustainable Aviation Fuels (SAF) projects. In connection with its formation of LanzaX, LanzaTech has entered into an agreement with Tharsis Capital, a New York-based impact venture capital and advisory firm focused on sustainability, including a specialization related to bioenergy, biomaterials, and chemicals, to assist the Company on the proposed spin-out of LanzaX and to help explore potential investment opportunities for this business unit. The strategic spin-out will better enable LanzaX to access the necessary capital to accelerate the development of its robust pipeline of existing projects, including initiatives with acetone, isopropanol, and high-value specialty products, with customers spanning global firms, leading brands, and universities. LanzaTech will contribute a number of existing synbio contracts and a portfolio of over 100 demonstrated molecules to LanzaX, which will in turn leverage LanzaTech’s proven commercial expertise in scaling ethanol production to scale new molecules quickly. By its very nature, the production of new molecules using biology will also enable the utilization of existing commercially operating facilities, further accelerating the path to scale for these new chemicals. In addition to augmenting LanzaTech’s gas fermentation capabilities with the LanzaX spin- out, the Company expects to reduce its cost structure by approximately $8 million annually, primarily related to the transfer of over 30 full-time employees to LanzaX. With the spin-out expected to be completed during 2025, LanzaTech expects to realize a portion of this benefit during 2025, with the full run-rate benefit being realized during 2026 and beyond. “Today’s announcement reflects a strategic step in the ongoing evolution of LanzaTech,” said Dr. Jennifer Holmgren, Chair and Chief Executive Officer. “We are thrilled to welcome Tharsis Capital as our newest strategic partner, recognizing their strong belief in our vision and ambitions within the synbio landscape. We expect this collaboration to amplify our progress by leveraging shared goals and resources to foster significant advancements in sustainable chemical production. By directing new capital and expertise into our synbio division, we are not only driving its growth but also fortifying the financial and operational foundation of our core biorefining operations.” “The creation of LanzaX sets the stage for a transformational biomanufacturing platform that will leverage dedicated resources in order to fast track the development of an existing portfolio of near-commercial molecules in biochemicals, biomaterials, and a broad range of chemical specialties”, said Henri Arif, Managing Partner of Tharsis Capital. “The global footprint of gas fermentation assets deployed by LanzaTech at full commercial scale, combined with its world-leading team of synthetic biology experts joining LanzaX, will create a commercial launchpad that we believe will set a new benchmark in sustainable chemicals. We are delighted to join forces with LanzaTech in making LanzaX a global leader in biochemistry.” LanzaTech Appoints Interim Chief Financial Officer Alongside the LanzaX spin-out, LanzaTech also appointed Mr. Justin Pugh as its new Interim Chief Financial Officer. Mr. Pugh’s initial priorities will focus on implementing strategic cost reductions and reallocating resources to effectively harness the significant and growing momentum of ethanol as a critical feedstock for SAF production. With extensive skills in public company finance, strategy, accounting, treasury, and risk management, Mr. Pugh has more than 15 years of experience in providing strategic, operational, and financial solutions to enterprises and their related stakeholders. He has served as an interim CFO and has been part of a CFO transition team for three separate renewables companies. Most recently, Justin served with the Power, Renewables, and Energy Transition team at FTI Capital Advisors. Mr. Pugh holds a Chartered Financial Analyst (“CFA”) designation, a Certified Public Accountant (“CPA”) designation in the state of Illinois, and the Accredited in Business Valuation (“ABV”) designation from the American Institute of Certified Public Accountants (“AICPA”). Dr. Holmgren added, “We believe Justin will play a key role in supporting the execution and refinement of our strategy as we heighten our focus on right-sizing our cost structure, deploying our commercialized technology globally, and ultimately accelerating our path to profitable operations with a sharper focus. We look forward to working together as we execute our long-term growth strategy and build a strong financial foundation to support the significant growth ahead for us.” Dr. Holmgren concluded, “I would like to sincerely thank Geoff for his valued service over the past four years and wish him much success with his future pursuits.” LanzaTech has initiated a search for a permanent CFO of the Company. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein for everyday products. Using its bio-recycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Coty, Craghoppers, REI, and LanzaJet, LanzaTech is paving the way for a circular carbon economy. For more information about LanzaTech, visit https://lanzatech.com. About Tharsis Capital Tharsis Capital LLC is a venture capital and advisory firm specializing in impact-driven and sustainable investments. Since its inception in 2014, Tharsis Capital has helped raise a total of close to $500 million. Henri Arif founder and managing partner of Tharsis Capital, and has advised on notable transactions in biomaterials companies. Henri’s expertise in deal sourcing, execution, and guiding innovative businesses has established him as a trusted partner to institutional investors, family offices, and management teams within the biomaterials industry. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs, assumptions, projections and conclusions of LanzaTech’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward- looking statements. LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are not guarantees of future performance, conditions or results, and you should not rely on forward-looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward- looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: timing delays in the advancement of projects to the final investment decision stage or into construction; failure by customers to adopt new technologies and platforms; fluctuations in the availability and cost of feedstocks and other process inputs; the availability and continuation of government funding and support; broader economic conditions, including inflation, interest rates, supply chain disruptions, employment conditions, and competitive pressures; unforeseen technical, regulatory, or commercial challenges in scaling proprietary technologies, business functions or operational disruptions; and other economic, business, or competitive factors, and other risks and uncertainties, including the risk factors and other information contained in LanzaTech’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as well as other existing and future filings with the U.S. Securities and Exchange Commission. Any forward-looking statement herein is based only on information currently available to LanzaTech and speaks only as of the date on which it is made. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. LanzaTech Global, Inc. Investor Relations Kate Walsh VP, Investor Relations & Tax Investor.Relations@lanzatech.com Media Relations Kit McDonnell Director of Communications press@lanzatech.com